American Beacon Balanced Fund
American Beacon Large Cap Value Fund
American Beacon Large Cap Growth Fund
American Beacon Mid-Cap Value Fund
American Beacon Small Cap Value Fund
American Beacon International Equity Fund
American Beacon Emerging Markets Fund
American Beacon High Yield Bond Fund
American Beacon Retirement Income and Appreciation Fund
American Beacon Intermediate Bond Fund
American Beacon Short-Term Bond Fund

Supplement dated December 7, 2011
to the
Statement of Additional Information (“SAI”) dated March 1, 2011

The information below supplements the SAI dated March 1, 2011, and is in addition to any other supplements.

All Funds

In the “Temporary Defensive and Interim Investments” section, on page 29, the entire section is hereby replaced with the following:

In times of unstable or adverse market, economic, political or other conditions where the Manager or a sub-advisor believes it appropriate and in a Fund’s best interest, a Fund can invest up to 100% in cash or other types of securities for defensive or temporary purposes.  It can also hold cash or purchase these type of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include (i) obligations issued or guaranteed by the U.S. Government, its agents or instrumentalities; (ii) commercial paper rated in the highest short term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of other investment companies, including open-end funds, exchange-traded funds, or money market funds, including investment companies advised by the Manager or sub-advisor.

American Beacon Balanced Fund, American Beacon Intermediate Bond Fund, American Beacon Retirement Income and Appreciation Fund, American Beacon Short-Term Bond Fund

In the table on page 3 under Strategy/Risk, an “X” is placed in the “Dollar Rolls” row for these Funds.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE